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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2007

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                             SCHOLASTIC CORPORATION
               (Exact Name of Registrant as Specified in Charter)
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          DELAWARE                  000-19860                 13-3385513
 (State or Other Jurisdiction (Commission File Number)      (I.R.S. Employer
        of Incorporation)                                  Identification No.)


                557 BROADWAY, NEW YORK,                         10012
                        NEW YORK                              (Zip Code)
        (Address of Principal Executive Offices)

                                 (212) 343-6100
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                                                                    Exhibit 99.1
Item 2.02  Results of Operations and Financial Condition

On July 19, 2007 Scholastic Corporation issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for its fiscal quarter and year ended May 31, 2007.

The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission (the "SEC") and shall not be deemed to be incorporated by reference into any of Scholastic's filings with the SEC under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  The following exhibit is filed as part of this report:

     Press release of Scholastic Corporation, dated July 19, 2007, is filed as
Exhibit 99.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 19, 2007                  SCHOLASTIC CORPORATION
                                      (Registrant)

                                     /s/ Maureen O'Connell
                                     -----------------------------
                                     Name: Maureen O'Connell
                                     Title:Executive Vice President,
                                           Chief Administrative Officer and
                                           Chief Financial Officer

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                                  EXHIBIT INDEX

Number         Exhibit
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99.1           Press release of Scholastic Corporation, dated July 19, 2007


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